Exhibit 10.6

                               AMENDMENT NUMBER 2

                                       to

                                COMMERCIAL LEASE

      This LEASE AMENDMENT NUMBER 2 ("Amendment") dated September 20, 2007, between Randall Corporation, as Landlord, and BioForce Nanosciences, Inc., as Tenant, amends the lease consisting of the Commercial Lease dated November 19, 2004, and Lease Amendment Number 1 dated January 2, 2007 (collectively, the "Lease").

      1. All terms of the Lease shall continue in full force and effect except as expressly modified in this Amendment. All terms of the Lease shall apply to this Amendment, except in the event and to the extent they are expressly modified herein, in which case the terms of this Amendment shall control. All capitalized terms used in the Amendment not otherwise defined shall have the same meaning as in the Lease.

      2. The parties agree to extend the duration of the Lease for an additional six (6) months upon the same terms and conditions set forth in the Lease. Accordingly, the new Lease end date is July 31, 2008. Thereafter, the lease shall continue from month to month, terminable upon six (6) months prior written notice provided after July 31, 2008.

      3. This Amendment shall be binding upon and insure to the benefit of the parties hereto and their respective successors, heirs and assigns.

      4. Landlord and Tenant warrant and represent that the person(s) signing this Amendment has the full and proper authority to do so and has been empowered to make and execute this Amendment in the name of such party.

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed on the day and year first written above.

LANDLORD                                          TENANT

Randall Corporation                               BioForce Nanosciences, Inc.


By: /s/ Matthew D. Randall                        By: /s/ Kerry Frey
    --------------------------                        --------------------------
    Name:  Matthew D. Randall                         Name:  Kerry Frey
    Title: Vice President                             Title: President